CALVERT BOND FUND

CALVERT CORE BOND FUND

CALVERT GREEN BOND FUND

CALVERT HIGH YIELD BOND FUND

CALVERT INCOME FUND

CALVERT SHORT DURATION INCOME FUND

Supplement to Summary Prospectuses, Prospectus and Statement of Additional Information
dated February 1, 2022

(each, a “Fund” and collectively, the “Funds”)

The following changes are effective April 29, 2022 for all Funds except Calvert Short Duration Income Fund (“Short Duration Income Fund”):

•	The front-end sales charge payable upon purchase of Class A shares is reduced to a maximum of 3.25%;
•	The contingent deferred sales charge (“CDSC”) imposed on Class A shares purchased at net asset value and redeemed within 12 months of purchase is reduced from 0.80% to 0.75%; and
•	The amount of Class A shares purchased at net asset value on which a CDSC is imposed if the shares are redeemed within 12 months of purchase is reduced from $1,000,000 to $500,000.

The following changes are effective April 29, 2022 for Short Duration Income Fund:

•	The front-end sales charge payable upon purchase of Class A shares is reduced to a maximum of 2.25%;
•	The CDSC imposed on Class A shares purchased at net asset value in amounts of $250,000 or more and redeemed within 12 months of purchase is reduced from 0.50% to 0.25%; and
•	The $250,000 maximum purchase amount for Class C shares is removed.

The following changes are effective April 29, 2022 for all Funds:

•	The amount that a shareholder must invest, or agree to invest over a 13-month period, in Calvert funds so that the shareholder may qualify for a reduced sales charge on purchases of Class A shares is increased from $50,000 to $100,000;
•	The minimum initial purchase of Class I shares is increased from $250,000 to $1,000,000; and
•	The minimum initial purchase of Class R6 shares is increased from $1,000,000 to $5,000,000.

The following disclosure updates to reflect the Class A changes above and certain other matters described below are effective April 29, 2022. The Funds intend to further update their Summary Prospectuses, Prospectus and Statement of Additional Information on or about April 29, 2022 to reflect the various changes above, including to include an updated expense example and performance information in light of the change in the Class A sales charge.

1.	The following replaces the corresponding disclosure under “Fees and Expenses of the Fund” and the “Class A” column in the “Shareholder Fees” table in “Fund Summaries” for all Funds except Short Duration Income Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $100,000 in Calvert mutual funds.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None
2.	The following replaces the corresponding disclosure under “Fees and Expenses of the Fund” and the “Class A” column in the “Shareholder Fees” table in “Fund Summaries” for Short Duration Income Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $100,000 in Calvert mutual funds.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None

3.	The following replaces the corresponding paragraph under “Choosing a Share Class” in “Purchasing Shares”:

Class A shares are offered at net asset value plus a front-end sales charge of up to 3.25% (2.25% for Short Duration Income Fund). This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% (0.20% in the case of Bond Fund) annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge.  If you sell your Class C shares within 12 months of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. Investors considering cumulative purchases of $500,000 ($250,000 for Short Duration Income Fund) or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.  In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

4.	The following replaces the table under “Class A Front-End Sales Charge” in “Sales Charges”:

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase Income Fund, Core Bond Fund, High Yield Bond Fund, Bond Fund and Green Bond Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $500,000	1.00%	1.01%	0.50%
$500,000 or more	0.00**	0.00**	TIERED**
Short Duration Income Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 or more	0.00***	0.00***	TIERED***
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 0.75% on amounts of $500,000 or more but less than $4 million; plus 0.50% on amounts of $4 million but less than $15 million; plus 0.25% on amounts of $15 million or more. A CDSC of 0.75% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.
***	No sales charge is payable at the time of purchase on investments of $250,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $250,000 or more as follows: 0.25% on amounts of $250,000 or more but less than $4 million; plus 0.20% on amounts of $4 million but less than $15 million; plus 0.15% on amounts of $15 million or more. A CDSC of 0.25% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

5.	The following replaces the corresponding paragraph under “Contingent Deferred Sales Charge” in “Sales Charges”:

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% CDSC if redeemed within 12 months of purchase for all Funds except Short Duration Income Fund.  Class A shares of Short Duration Income Fund purchased at net asset value in amounts of $250,000 or more will be subject to a 0.25% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

6.	The following replaces the first paragraph in “Valuing Shares“:

You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as CRM believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

7.	The following replaces the footnote under “Distributions” in “Shareholder Account Features”:
*	If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested. For accounts held directly with a Fund’s transfer agent, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

March 16, 2022	40439 3.16.22